EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMCD”), its affiliate Meridian Asset Services LLC (“MAS”), or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMC Diligence, LLC and Meridian Asset Services, LLC referred to collectively as “AMC”) performed the due diligence services described below (the “Review”) on residential mortgage loans acquired by Goldman Sachs Mortgage Company (the “Client”).  These mortgage loans, which were originated by multiple parties, were purchased by the Client in multiple bulk transactions or via Reliance Letter and were reviewed by AMC on behalf of such party. The Review was conducted on loans with origination dates from September 1990 through October 2018 via files imaged and provided by the Client or its designee for review.
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(2) Sample size of the assets reviewed.
The Review was conducted on the portion of the securitization mortgage loan population reviewed by AMC. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review. During the course of the selection of the final securitization population mortgage loans may have been eliminated from the originally envisioned securitization population for reasons that are unknown to AMC. Within the final securitization mortgage loan population, the Review sample was broken down into the following review scopes:
◾	“Compliance Review”:	1,870 mortgage loans
◾	“Collection Comment Review”:	96 mortgage loans
◾	“Payment History Review”:	1,695 mortgage loans
◾	“Tax and Title Review”:	3,067 mortgage loans

(3) Determination of the sample size and computation.
The sample size of the Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E, which is:

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2017
Moody's Investors Service, Inc.	Moody’s Approach to Rating U.S. Prime RMBS, November 15, 2018

(4) Quality or integrity of information or data about the assets: review and methodology.
Not applicable.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report
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related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (1,817 Mortgage Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

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v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.
(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
◾	Initial application (1003);
◾	Final application (1003);
◾	Note;
◾	Appraisal;
◾	Sales contract;
◾	Title/Preliminary Title;
◾	Initial TIL;
◾	Final TIL;
◾	Final HUD-1;
◾	Initial and final GFE’s;
◾	Right of Rescission Disclosure;
◾	Mortgage/Deed of Trust;
◾	Mortgage Insurance;
◾	Tangible Net Benefit Disclosure;
◾	FACTA disclosures; and

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◾	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (5 Mortgage Loans)
For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:
a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)
Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

b)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)
review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:
a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)
Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan

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designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage
With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay
AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;

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iv)
with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review
AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

FOR APPLICATION DATES ON OR AFTER OCTOBER 3, 2015 (48 Mortgage Loans)
For mortgage loans with application dates on or after October 3, 2015 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 and FOR APPLICATION DATES ON OR AFTER JANUARY 10. 2014 sections above plus:

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the "SFIG Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(XII) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):
a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;

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ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)
confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;

iv)
confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;

v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vi)
confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;

vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)
confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;

iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)
with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and

vii)
with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)

c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

 (XIII) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):
◾	Loan Estimates;
◾	Closing Disclosures; and
◾	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Collection Comment Review: Following the acquisition of the mortgage loans but before securitization, AMC performed a review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a
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brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a 12-96 month look back for each mortgage loan within the payment history random sample population.

Title Review:  AMC (MAS) was engaged to perform diligence on multiple pools of mortgage loans. The diligence consisted of an analysis of the chain of title as well as current outstanding recorded liens. Property reports and images of recorded documents were provided by a title abstracting service provider selected by the engaging party (“Property Reports”). AMC (MAS) gathered, analyzed, and reviewed the Property Reports to assess any title, vesting, or lien issues and provided the engaging party a detailed report of all relevant findings.

The scope of the diligence included the following:
A.	Chain of Title Review: The deed chain was reviewed to identify:
a.	Any mortgages which were not executed by all parties on title at the time of origination/recordation to identify any potential concerns related to mortgage enforceability or lien perfection.
b.	Any properties which were no longer owned at least in part by the subject mortgage borrower were reviewed to identify potential concerns related to or arising from the current ownership status.
B.	First Lien Position Review: Lien and subject mortgage information was reviewed to identify:
a.	Any mortgages recorded prior to the subject mortgage. (“Prior Mortgages”)
b.	Any other liens or judgments recorded prior to the subject mortgage. (“Prior Liens”)
c.	Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:
i.	Municipal liens (“Municipal Liens”)
ii.	Property tax liens/security agreements (“Property Tax Liens”)
iii.	Federal/DOJ/IRS Tax liens (“Federal Tax Liens”)
iv.	HOA liens (including the identification of HOA super lien states) (“Super Position HOA Liens”)
C.
Prior Mortgage & Lien Validity Review: For those items identified in B(a) and B(b), an additional level of review was completed to determine if the item in question was then currently attached and/or enforceable against the subject property as a priority lien, such as:

a.	Regional statutes/case law related to lien/mortgage enforcement
b.	Debtor Identity Verification (i.e. Commonality of Name)
c.	Attachment protections like Tenancy by the Entireties, Instantaneous Seisin, etc.
d.	Recorded Satisfactions, Releases, Reconveyances, Cancellations, Subordination Agreements, etc. (whether shown on the Property Report or independently located via online public records)
D.
Title Policy Coverage Review: For those items identified in Section B(a) and B(b) above which were not resolved in Section C above and for those items identified in Section A(a) above, Meridian reviewed the Lender’s Title Policy (“Title Policy”), when available, to determine whether Meridian believed that damages resulting from the item in question could be indemnified by the title insurer under the apparent terms and conditions of the Title Policy. The findings of this review are limited to the identification of coverage exceptions which are explicitly itemized in the Title Policy and should not be construed as the equivalent to the Insurers determination of coverage.

Miscellaneous Item Review: In instances where a miscellaneous item or exception is identified in the course of the itemized scope that is not otherwise categorized above (“Miscellaneous Items”), that item is reviewed to confirm whether or not it is believed to be a concern with respect to the enforceability of the subject mortgage or of material interest to the engaging party.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW
The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in Item 3 above.

COMPLIANCE RESULTS SUMMARY (1,870 Mortgage Loans)
After review of the 1,870 mortgage loans, 1,509 mortgage loans (80.70%) had exceptions under the applicable DBRS NRSRO grading criteria and 1,510 mortgage loans (80.75%) had exceptions under the applicable Moodys NRSRO grading criteria. Under the applicable DBRS NRSRO grading criteria, 249 mortgage loans (13.32%) are retaining rating agency
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grades of “C” or “D” and 1,260 mortgage loans (67.38%) retaining a grade of “B”.  The remaining 361 mortgage loans (19.30%) are rating agency grade “A” with no exceptions noted. Under the applicable Moodys NRSRO grading criteria, 258 mortgage loans (13.80%) are retaining rating agency grades of “C” or “D” and 1,252 mortgage loans (66.95%) retaining a grade of “B”.  The remaining 360 mortgage loans (19.25%) are rating agency grade “A” with no exceptions noted.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Consolidated (1,870 Mortgage Loans)
NRSRO Grade (DBRS)	Loan Count	% of Loans
A	361	19.30%
B	1,260	67.38%
C	68	3.64%
D	181	9.68%
Total	1,870	100.00%

NRSRO Grade (Moodys)	Loan Count	% of Loans
A	360	19.25%
B	1,252	66.95%
C	77	4.12%
D	181	9.68%
Total	1,870	100.00%

AMC Diligence, LLC (1,831 Mortgage Loans)
NRSRO Grade (DBRS)	Loan Count	% of Loans
A	353	19.28%
B	1,236	67.50%
C	68	3.71%
D	174	9.50%
Total	1,831	100.00%

NRSRO Grade (Moodys)	Loan Count	% of Loans
A	352	19.22%
B	1,228	67.07%
C	77	4.21%
D	174	9.50%
Total	1,831	100.00%

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JCIII & Associates, LLC (39 Mortgage Loans)
NRSRO Grade (DBRS and Moodys)	Loan Count	% of Loans
A	8	20.51%
B	24	61.54%
C	0	0.00%
D	7	17.95%
Total	39	100.00%

REVIEW EXCEPTION SUMMARY (1,870 Mortgage Loans)
The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

AMC Diligence, LLC (1,831 Mortgage Loans)
Exception Type	Exception Level Grade	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	158
		Incomplete File	14
		Missing, Incorrect, or Incomplete Note	9
		Missing, Incorrect, or Incomplete Final TIL	1
		Total Compliance Grade (D) Exceptions:	182
	C	ATR/QM Defect	81
		State Defect	62
		State Higher Priced Mortgage Loan and related exceptions	16
		Missing, Incorrect, or Incomplete HUD-1	4
		FHA MIP	4
		Missing Required Data (other than HUD-1 or Note)	3
		State HPML	3
		Total Compliance Grade (C) Exceptions:	173
	B	Missing Application Date	774
		TILA	744
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	575
		RESPA	507
		Missing Non-Required Data	460
		Missing, Incorrect, or Incomplete Final TIL	249
		Missing, Incorrect, or Incomplete GFE	243
		FACTA	211
		LTV Test	139
		Missing Required Data (other than HUD-1 or Note)	131
		Misc. State Level	116
		State Defect	69
		TIL-MDIA	61
		Final TIL Estimated	60
		TRID	57
		TRID Defect	49
		State Late Charge	45

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Federal HPML	35
Safe Act	33
Missing Required Data	30
Missing, Incorrect, or Incomplete Final or Initial 1003	17
FHA	14
ECOA	12
Compliance	10
ATR/QM Defect	5
Missing, Incorrect, or Incomplete Initial TIL	7
State HPML	8
Missing Disclosure	6
Legal / Regulatory / Compliance	4
GSE	3
Cross Collateralized	2
Insurance	1
Missing Document	1
TIL	1
Total Compliance Grade (B) Exceptions:	4,679
Total Compliance Exceptions:	5,034

JCIII & Associates, LLC (39 Mortgage Loans)
Exception Type	Exception Level Grade	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	7
		Total Compliance Grade (D) Exceptions:	7
	C	State Late Charge	1
		Total Compliance Grade (C) Exceptions:	1
	B	FACTA	8
		Misc. State Level	76
		Missing Disclosure	6
		Missing, Incorrect, or Incomplete Final TIL	5
		Missing, Incorrect, or Incomplete GFE	12
		Missing, Incorrect, or Incomplete Initial TIL	14
		RESPA	1
		TILA	5
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	5
		Total Compliance Grade (B) Exceptions:	132
Total Compliance Exceptions:			140

COLLECTION COMMENT REVIEW SUMMARY (96 Mortgage Loans)
AMC reviewed a total of 96 mortgage loans. In total 61 mortgage loans (63.54% by number), carried an EV3 exception. The exception detail is in the EV3 Exceptions – By Loan Count table below.
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Servicing Review Grade	Loan Count	% of Loans
1	11	11.46%
2	24	25.00%
3	61	63.54%
Total	96	100.00%

EV3 Exceptions - By Loan Count	# of Loans
Ability to Repay - Poor - Intervention Required	35
Current Bankruptcy - no relief granted	3
Deceased Borrower(s) - No Trustee/heir of Property Noted	9
Deceased Borrower(s) - No Death Certificate Received	13
Delinquency Prognosis - Permanent	15
Foreclosure - Hold - Bankruptcy Filing	3
Loan - Subject Lien is not in 1st Position	3
Loan has evidence of title issue(s).	1
Property Damage - Other Natural Causes - No evidence of resolution	3
Property Listed -	1
There is evidence of property damage.	1

PAYMENT HISTORY REVIEW SUMMARY (1,695 Mortgage Loans)
For the mortgage loans in the Pay History Review, AMC utilized individual loan pay history reports provided by the related servicer with cut-off dates of 8/31/2018 for 156 mortgage loans with a 36 month review, 4/30/2019 for 155 mortgage loans with a 48 month review, 9/30/2018 for 91 mortgage loans with a 48 month review, 7/31/2018 for 91 mortgage loans with a 36 month review, 12/31/2017 for 67 mortgage loans with a 36 month review, 2/28/2019 for 66 mortgage loans with a 48 month review, 2/28/2018 for 56 mortgage loans with a 36 month review, 5/31/2018 for 26 mortgage loans with a 36 month review, 4/30/2018 for 22 mortgage loans with a 36 month review, 3/31/2018 for 14 mortgage loans with a 36 month review, 5/31/2016 for 14 mortgage loans with a 24 month review, 4/30/2018 for 7 mortgage loans with a 24 month review, 3/31/2016 for 5 mortgage loans with a 96 month review, 6/30/2017 for 3 mortgage loans with a 36 month review, 5/31/2017 for 3 mortgage loans with a 12 month review, 5/31/2017 for 3 mortgage loans with a 24 month review, 2/28/2018 for 2 mortgage loans with a 12 month review, 1/31/2018 for 2 mortgage loans with a 12 month review, 12/31/2017 for 2 mortgage loans with a 24 month review, 10/31/2017 for 2 mortgage loans with a 24 month review, 5/31/2017 for 2 mortgage loans with a 36 month review, 10/31/2016 for 2 mortgage loans with a 12 month review, 10/31/2016 for 2 mortgage loans with a 36 month review, 10/31/2015 for 2 mortgage loans with a 24 month review, 2/28/2018 for 1 mortgage loan with a 24 month review, 12/31/2017 for 1 mortgage loan with a 12 month review, 11/30/2017 for 1 mortgage loan with a 12 month review, 4/24/2017 for 1 mortgage loan with a 12 month review, 3/31/2017 for 1 mortgage loan with a 36 month review, 2/21/2017 for 1 mortgage loan with a 12 month review, 1/31/2017 for 1 mortgage loan with a 24 month review, 12/31/2016 for 1 mortgage loan with a 36 month review, 11/30/2016 for 1 mortgage loan with a 36 month review, 9/30/2016 for 1 mortgage loan with a 12 month review, 9/30/2016 for 1 mortgage loan with a 36 month review, 5/31/2016 for 1 mortgage loan with a 36 month review, 4/30/2016 for 1 mortgage loan with a 36 month review.  1,175 mortgage loans (69.32%) of the 1,695 mortgage loans subjected to the Payment History Review had complete pay history strings while 520 of the mortgage loans (30.68%) were missing one or more months of data during the lookback.

297 mortgage loans (17.52%) had a complete pay history string and did not show a delinquency within the look back period.  878 mortgage loans (51.80%) had a complete pay history string and showed at least one delinquency within the look back period. 102 mortgage loans (6.02%) were missing one or more months of data and did not show a delinquency
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during the look back period. 418 mortgage loans (24.66%) were missing one or more months of data and showed at least one delinquency within the look back period.

As of each respective cutoff date, 1,448 mortgage loans (85.43%) were current, while the remaining 247 (14.57%) mortgage loans were delinquent.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquency, Full History	297	17.52%
No Delinquency, Missing Data	102	6.02%
Delinquency, Full History	878	51.80%
Delinquency, Missing Data	418	24.66%
Total	1,695	100.00%

Lookback Period	Loan Count	% of Loans
Twelve (12) Months	14	0.83%
Twenty-Four (24) Months	32	1.89%
Thirty-Six (36) Months	445	26.25%
Forty-Eight (48) Months	1,199	70.74%
Ninety-Six (96) Months	5	0.29%
Total	1,695	100.00%

MAS TITLE REVIEW SUMMARY (3,067 Mortgage Loans)
As part of the due diligence services, the Client provided AMC (MAS) with identifying data on 3,067 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

•
Except with respect to 38 mortgage loans, an open/active mortgage matching the Client provided origination data was located on the Property Report. With respect to those 38 files with Mortgage Not Found exceptions, further review could not be completed establishing proper vesting or lien priority.

•
Except with respect to 113 mortgage loans, there are no potential issues surrounding deed vesting concerns. With respect to these 113 mortgage loans with potential deed vesting concerns, 44 mortgage loan files contain a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage.

•
Except with respect to 125 Super Position HOA Liens across 61 mortgage loan files, no unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.

•	Except with respect to 175 Municipal Liens across 75 mortgage loan files, no unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.
•	Except with respect to 18 Property Tax Liens across 12 mortgage loan files, no unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
•
Except with respect to 20 Prior Liens across 20 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to the 20 remaining Prior Liens across 20 mortgage loan files, 16 mortgage loan files contain a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage.

•
On those 2,804 files reported to be intended first lien mortgages by Client, except with respect to 167 Prior Mortgages across 147 mortgage loan files that were reflected in the title search to be senior to the subject mortgage, all Prior Mortgages identified by the title abstracting service provider have been resolved. With respect to the remaining 167 Prior Mortgages across 147 mortgage loan files, 86 mortgage loan files contain a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage.

•
On those 263 files reported to be intended 2nd lien mortgages by Client, except with respect to 28 mortgage loan files, all mortgage loan files were reflected in the title search to be in 2nd lien position or better. With respect to those 235 mortgage files in 2nd lien position or better, 18 are reflected in 1st lien position by the title search vendor.

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•	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed exclusively within the attached schedule.

ADDITIONAL SUMMARY
Some % of Loans may not add to 100% due to rounding

AMC Diligence, LLC (1,831 Mortgage Loans)
Amortization Type	Loan Count	% of Loans
Fixed	1,534	83.78%
Adjustable	284	15.51%
Unknown	13	0.71%
Total	1,831	100.00%

Lien Position	Loan Count	% of Loans
1	1,659	90.61%
2	160	8.74%
Unknown	12	0.66%
Total	1,831	100.00%

Loan Purpose	Loan Count	% of Loans
Cash Out: Debt Consolidation	573	31.29%
Cash Out: Home Improvement/Renovation	9	0.49%
Cash Out: Other/Multi-purpose/Unknown Purpose	391	21.35%
Limited Cash-Out	2	0.11%
First Time Home Purchase	257	14.04%
Other-than-first-time Home Purchase	256	13.98%
Rate/Term Refinance - Lender Initiated	4	0.22%
Rate/Term Refinance - Borrower Initiated	243	13.27%
Construction to Permanent	9	0.49%
Unavailable	87	4.75%
Total	1,831	100.00%

Original Term	Loan Count	% of Loans
0-120 Months	86	4.70%
121-180 Months	236	12.89%
181-240 Months	208	11.36%
241-360 Months	1,253	68.43%
361+ Months	34	1.86%
Unknown	14	0.76%
Total	1,831	100.00%

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Property Type	Loan Count	% of Loans
Single Family Detached	1,080	58.98%
Co-op	1	0.05%
Condo, Low Rise	75	4.10%
Condo, High Rise	9	0.49%
PUD	125	6.83%
Townhouse	14	0.76%
Single-wide Manufactured Housing	297	16.22%
1 Family Attached	15	0.82%
2 Family	35	1.91%
3 Family	6	0.33%
4 Family	3	0.16%
Land	3	0.16%
Office	3	0.16%
Other	10	0.55%
Unavailable	155	8.47%
Total	1,831	100.00%

Occupancy	Loan Count	% of Loans
Primary	1,702	92.95%
Investment	77	4.21%
Second Home	27	1.47%
Unknown	25	1.37%
Total	1,831	100.00%

JCIII & Associates, LLC (39 Mortgage Loans)
Amortization Type	Loan Count	% of Loans
Fixed	23	58.97%
Adjustable	15	38.46%
Unknown	1	2.56%
Total	39	100.00%

Lien Position	Loan Count	% of Loans
1	9	23.08%
2	29	74.36%
Unknown	1	2.56%
Total	39	100.00%

Loan Purpose	Loan Count	% of Loans
Cash Out: Debt Consolidation	14	35.90%
Purchase	16	41.03%
HELOC	8	20.51%
Rate/Term Refinance - Borrower Initiated	1	2.56%
Total	39	100.00%

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Original Term	Loan Count	% of Loans
121-180 Months	9	23.08%
181-240 Months	9	23.08%
241-360 Months	20	51.28%
Unknown	1	2.56%
Total	39	100.00%

Property Type	Loan Count	% of Loans
2 Family	1	2.56%
3 Family	1	2.56%
Low Rise Condo (<5 Floors)	3	7.69%
PUD Attached	2	5.13%
PUD Detached	3	7.69%
Single Family	27	69.23%
Townhouse	1	2.56%
Unavailable	1	2.56%
Total	39	100.00%

Occupancy	Loan Count	% of Loans
Primary	37	94.87%
Investment	1	2.56%
Second Home	1	2.56%
Total	39	100.00%

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